CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


                           DERIVED INFORMATION 3/20/02
                               SUBJECT TO REVISION


                           $[97,700,000] (Approximate)
                             CSFB ABS Trust 2002-MH3
      CSFB Manufactured Housing Pass-Through Certificates, Series 2002-MH3


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    DEPOSITOR


                                 JP MORGAN CHASE
                                     TRUSTEE







The information contained herein (the "Information") is provided by Credit Suisse First Boston. Neither the issuer of the certificates described herein nor any of its affiliates makes any representation as to the accuracy or completeness of the Information. The Information is preliminary and will be superseded by a prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the certificates' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Although a registration statement relating to the certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus relating to the certificates has not been filed with the Securities and Exchange Commission. Prospective purchasers are referred to the final prospectus for definitive information on any matter discussed herein. Any investment decision should be based only on the data in the prospectus and the then-current version of the Information. The final prospectus will contain data that is current as of its publication date and after publication may no longer be complete or current. The final prospectus may be obtained by contacting the Credit Suisse First Boston trading desk at (212) 538-8373.

CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


                           $[97,700,000] (Approximate)
                             CSFB ABS Trust 2002-MH3
         Manufactured Housing Pass-Through Certificates, Series 2002-MH3


                                                               Class A
                                                             Yield Tables

=====================================================================================================================
                   175 MHP                    9.5 CPR                     8.2 CPR                      10.5 CPR
                   to Call                    to Call                    to Maturity                   to Call
              Yield       Price           Yield       Price            Yield      Price            Yield        Price
              6.152     101.486           6.221     101.291             9370     89.567            4.268      108.858
              6.202     101.298           6.271     101.096            9.420     89.400            4.318      108.647
              6.252     101.110           6.321     100.903            9.470     89.235            4.368      108.437
              6.302     100.923           6.371     100.709            9.520     89.070            4.418      108.228
              6.352     100.737           6.421     100.517            9.570     88.905            4.468      108.019
              6.402     100.552           6.471     100.325            9.620     88.742            4.518      107.812
              6.452     100.367           6.521     100.135            9.670     88.579            4.568      107.605
              6.502     100.183           6.571      99.944            9.720     88.416            4.618      107.399
              6.552     100.000           6.621      99.755            9.770     88.254            4.668      107.193
              6.602      99.817           6.671      99.566            9.820     88.093            4.718      106.989
              6.652      99.635           6.721      99.378            9.870     87.932            4.768      106.785
              6.702      99.454           6.771      99.191            9.920     87.772            4.818      106.582
              6.752      99.273           6.821      99.004            9.970     87.612            4.868      106.380
              6.802      99.093           6.871      98.818           10.020     87.453            4.918      106.179
              6.852      98.913           6.921      98.633           10.070     87.295            4.968      105.978
              6.902      98.734           6.971      98.448           10.120     87.137            5.018      105.778
              6.952      98.556           7.021      98.265           10.170     86.980            5.068      105.579

WAL                       4.803                       5.066                       5.745                         4.675
Mod Dur                   3.645                       3.774                       3.644                         3.807
Spr to swaps                130                         130                         430                           -55
Center Yield              6.552                       6.621                       9.770                         4.668
=====================================================================================================================

===============================
4yr swap                  5.036
5yr swap                  5.306
6yr swap                  5.526
===============================

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